Exhibit 10.1

EXECUTION VERSION

INCREMENTAL ASSUMPTION AGREEMENT

INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”), dated as of June 11, 2012, among ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation (“Allscripts Inc”) and ALLSCRIPTS HEALTHCARE, LLC, a North Carolina limited liability company (“Allscripts LLC”; Allscripts Inc and Allscripts LLC are individually and collectively, the “Borrower”), the 2012 INCREMENTAL TERM LENDERS (as defined below) party hereto, J.P. MORGAN SECURITIES LLC, MIZUHO CORPORATE BANK, LTD. (“Mizuho”) and SUNTRUST ROBINSON HUMPHREY, INC., as lead arrangers and bookrunners (in such capacities, collectively, the “Arrangers”), Mizuho and SUNTRUST BANK, as co-syndication agents (in such capacities, collectively, the “Co-Syndication Agents”), BMO HARRIS BANK, N.A., CITIBANK, N.A., DEUTSCHE BANK TRUST COMPANY AMERICAS and SUMITOMO MITSUI BANKING CORPOATION (in such capacities, collectively, the “Co-Documentation Agents”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) under the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 31, 2011, among the Borrower, the Lenders party thereto from time to time, J.P. MORGAN EUROPE LIMITED, as foreign currency agent, the Administrative Agent and the arrangers party thereto, as in effect immediately prior to this Agreement (the “Credit Agreement”).

A. Pursuant to the Credit Agreement, the Lenders, the Issuing Lender and the Swingline Lender have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

B. Pursuant to Section 2.24(a) of the Credit Agreement, the Borrowers have requested that the 2012 Incremental Term Lenders provide Incremental Term Loans (as defined in the Credit Agreement) in the form of 2012 Incremental Term Loans (as defined below) to the Borrowers in an aggregate principal amount of $150,000,000.

C. The 2012 Incremental Term Lenders are willing to provide such Incremental Term Loans in the form of 2012 Incremental Term Loans to the Borrowers pursuant to the terms and subject to the conditions set forth herein.

D. Pursuant to Section 2.24(b) of the Credit Agreement, each of the parties thereto agreed that, upon the effectiveness of any Incremental Assumption Agreement, the Credit Agreement shall be amended to the extent necessary to reflect the existence and terms of the Incremental Term Loans evidenced thereby. The Administrative Agent, the Borrowers and the 2012 Incremental Term Lenders party hereto desire to memorialize the terms of this Agreement by amending, in accordance with Section 2.24(b) of the Credit Agreement, the Credit Agreement as set forth below, such amendment to become effective on the 2012 Incremental Effective Date (as defined below).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Terms defined in the preamble to this Agreement shall have the meanings given to such terms in such preamble. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. In addition, as used in this Agreement, the following terms have the meanings specified below:

“2012 Incremental Effective Date”: the date on which all the conditions set forth or referred to in Section 7 hereof shall have been satisfied (or waived by each of the 2012 Incremental Term Lenders), which date is June 11, 2012.

“2012 Incremental Term Commitment”: as to any 2012 Incremental Term Lender, the obligation of such Lender, if any, to make a 2012 Incremental Term Loan hereunder to the Borrowers on the 2012 Incremental Effective Date in a principal amount not to exceed the amount set forth under the heading “2012 Incremental Term Commitment” opposite such Lender’s name on Schedule 1 hereto. The aggregate amount of the 2012 Incremental Term Commitments of all 2012 Incremental Term Lenders as of the 2012 Incremental Effective Date is $150,000,000.

“2012 Incremental Term Facility”: each of the 2012 Incremental Term Commitments and the 2012 Incremental Term Loans made thereunder.

“2012 Incremental Term Lenders”: the persons listed on Schedule 1 hereto (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 10.6 of the Credit Agreement), as well as any person that becomes a “2012 Incremental Term Lender” hereunder pursuant to Section 10.6 of the Credit Agreement.

“2012 Incremental Term Loan”: any Loan made pursuant to Section 2 of this Agreement.

“2012 Incremental Term Percentage”: as to any Lender at any time, the percentage which such Lender’s 2012 Incremental Term Commitment then constitutes of the aggregate 2012 Incremental Term Commitments (or, at any time after the 2012 Incremental Effective Date, the percentage which the aggregate principal amount of such Lender’s 2012 Incremental Term Loans then outstanding constitutes of the aggregate principal amount of the 2012 Incremental Term Loans then outstanding).

“Acknowledgment and Confirmation”: an acknowledgement and confirmation substantially in the form of Exhibit A hereto.

“Specified Provisions”: Sections 2.1, 2.2, 2.3, 2.24 and 4.17 of the Credit Agreement.

SECTION 2. Commitment. Subject to the terms and conditions set forth herein, each 2012 Incremental Term Lender party hereto as of the date hereof hereby agrees to make 2012 Incremental Term Loans to the Borrower in U.S. Dollars on the 2012 Incremental Effective Date in a principal amount not to exceed such 2012 Incremental Term Lender’s 2012 Incremental Term Commitment. Unless previously terminated, the 2012 Incremental Term Commitments shall terminate at 5:00 p.m., New York City time, on the 2012 Incremental Effective Date.

SECTION 3. Repayment of 2012 Incremental Term Loans. The 2012 Incremental Term Loans of each 2012 Incremental Term Lender shall mature in quarterly installments commencing on September 30, 2012, such that the amount of each installment equals such 2012 Incremental Term Lender’s 2012 Incremental Term Percentage multiplied by the amount (e.g. $3,750,000 in the case of installment 1) set forth in the table below, provided that, notwithstanding the above, the remaining principal balance as of the fourth anniversary of the 2012 Incremental Effective Date shall be due and payable on the fourth anniversary of the 2012 Incremental Effective Date:

Installment	Principal Amount
1-4	$3,750,000
5-8	$5,625,000
9-12	$7,500,000
13-15	$11,250,000
4th anniversary of 2012 Incremental Effective Date	Remaining balance”

SECTION 4. Acknowledgment. The parties hereto agree that (a) the 2012 Incremental Term Loans are “Incremental Term Loans” for purposes of the definition of the term “Incremental Amount” in Section 1.1 of the Credit Agreement and (b) this Agreement is an “Incremental Assumption Agreement” as defined in the Credit Agreement and is, together with the borrowings made hereunder, subject in all respects to the terms and provisions of the Credit Agreement except as expressly set forth in this Agreement and other than with respect to the Specified Provisions.

SECTION 5. Use of Proceeds. By its execution of this Agreement, the Borrower hereby covenants and agrees that the proceeds of the 2012 Incremental Term Loans shall be used by the Borrower to finance the ongoing working capital and general corporate needs of the Borrower and its Subsidiaries and may be used to refinance Revolving Loans, the proceeds of which, together with cash on hand, may be used to effect a share repurchase program.

SECTION 6. Credit Agreement Governs. The provisions of Sections 1, 2, 3 and 5 of this Agreement shall supplement Credit Agreement and the Credit Agreement shall be deemed amended to the extent necessary to incorporate such provisions. Each reference to a “Term Loan” or “Term Loans” in the Credit Agreement is hereby amended to include the 2012 Incremental Term Loans and other related terms will have correlative meanings mutatis mutandis so that, immediately after giving effect to this Agreement, except as expressly set forth in this Agreement and other than with respect to the Specified Provisions, the 2012 Incremental Term Loans shall have identical terms as the Term Loans and the 2012 Incremental Term Lenders shall have the same rights and obligations as the existing Term Lenders under the Loan Documents. In addition, this Agreement and the Acknowledgement and Confirmation shall constitute “Loan Documents” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Conditions to Effectiveness and Funding. The obligations of the 2012 Incremental Term Lenders to make the 2012 Incremental Term Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied:

(a) The Administrative Agent shall have received from each Borrower and the 2012 Incremental Term Lenders party hereto, either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received an Acknowledgment and Confirmation from an authorized officer of each Loan Party confirming that the 2012 Incremental Term Loans are secured by the Collateral ratably with the existing Term Loans.

(c) The Administrative Agent shall have received, on behalf of itself and the 2012 Incremental Term Lenders, on the 2012 Incremental Effective Date, a written opinion of (i) the General Counsel for Allscripts Inc and counsel to Allscripts LLC and the other Loan Parties, (ii) Vedder Price P.C., special counsel for the Borrowers and the other Loan Parties and (iii) Kilpatrick and Stockton, special North Carolina counsel to Allscripts LLC, in each case (a) dated the 2012 Incremental Effective Date, (b) addressed to the Administrative Agent and the 2012 Incremental Term Lenders on the 2012 Incremental Effective Date and (c) in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Loan Documents and this Agreement as the Administrative Agent shall reasonably request, and each Borrower and each other Loan Party hereby instructs its counsel to deliver such opinions.

(d) The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the 2012 Incremental Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including the certificate of incorporation or certificate of formation, as applicable, of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party, and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization.

(e) The Administrative Agent shall have received a certificate signed by a Responsible Officer of each Borrower, certifying on behalf of the Borrowers that, (i) the representations and warranties made by any Loan Party in or pursuant to the Loan Documents, as amended by this Agreement, are true and correct in all material respects as if made on and as of the 2012 Incremental Effective Date and after giving effect to the incurrence of the 2012 Incremental Term Loans and (ii) no Default or Event of Default has occurred and is continuing on the 2012 Incremental Effective Date after giving effect to the incurrence of the 2012 Incremental Term Loans.

(f) On the 2012 Incremental Effective Date, Allscripts Inc and its Subsidiaries shall be in compliance on a pro forma basis with the financial covenants set forth in Section 7.1 of the Credit Agreement recomputed as of the last day of the most recently ended fiscal quarter of Allscripts Inc for which financial statements are available, after giving effect to the 2012 Incremental Term Loans to be made as of the 2012 Incremental Effective Date and the application of the proceeds therefrom as if made and applied on the 2012 Incremental Effective Date, and the Borrowers shall have provided reasonably satisfactory support for such calculations to the Administrative Agent and the Lenders.

(g) The 2012 Incremental Term Lenders, the Administrative Agent and the Arrangers with respect to the 2012 Incremental Term Facility shall have received all fees required to be paid, and all expenses required to be paid for which invoices have been presented not less than one Business Day prior to the 2012 Incremental Effective Date.

(h) All governmental and third party approvals necessary to consummate the financing contemplated hereby (including any necessary shareholder approvals) shall have been obtained and shall be in full force and effect.

(i) The Borrowers shall have executed and delivered an Incremental Facility Activation Notice with respect to the 2012 Incremental Term Facility setting forth the information required by Section 2.24(a) of the Credit Agreement to the Administrative Agent.

SECTION 8. Representations and Warranties. Each of the Borrowers represents and warrants to the Administrative Agent and to each of the 2012 Incremental Term Lenders that:

(a) The transactions to be entered into by each Loan Party in connection with this Agreement are within such Loan Party’s powers and have been duly authorized by all necessary action. Each of this Agreement and the Acknowledgment and Confirmation has been duly executed and delivered by each Borrower and each Loan Party party thereto and constitutes a legal, valid and binding obligation of such Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The execution, delivery and performance by each of the Loan Parties of each of this Agreement and the Acknowledgment and Confirmation, in each case, to which it is a party, and the borrowings contemplated hereby, (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or the failure to obtain would not reasonably be expected to have a Material Adverse Effect, (b) will not violate any applicable law or regulation, the violation of which would reasonably be expected to have a Material Adverse Effect, or the charter, by-laws or other organizational documents of the Borrowers or any other applicable Loan Party or any order of any Governmental Authority, the violation of which would reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrowers or any other Loan Party or their assets, or give rise to a right thereunder to require any payment to be made by the Borrowers or any other Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrowers or any other Loan Party, except Liens created under the Loan Documents and Liens permitted under Section 7.3 of the Credit Agreement.

SECTION 9. Amendments; Counterparts. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the holders of more than 50% of the aggregate unpaid principal amount of the 2012 Incremental Term Loans and the Required Lenders; provided, however, that, after the 2012 Incremental Effective Date, the voting rights of the Lenders (including the 2012 Incremental Term Lenders) with respect to the amendment, modification, supplement or waiver of the Credit Agreement and other Loan Documents shall be governed by Section 10.1 of the Credit Agreement. For the avoidance of doubt any amendment, modification or waiver of Section 3 of this Agreement that has the effect of postponing any date scheduled for, or of reducing the amount of, any payment of principal shall be subject to clause (i) of the proviso in Section 10.1 of the Credit Agreement, such that any such amendment, modification or waiver of Section 3 of this Agreement shall require the consent of each 2012 Incremental Term Lender directly affected thereby. This Agreement may be executed in several counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10. Credit Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Issuing Lender, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Agreement becomes effective, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 11. No Novation. This Agreement shall not extinguish the Loans outstanding under the Credit Agreement, and nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Credit Agreement, which such Loans (other than any Revolving Loans repaid with the proceeds of 2012 Incremental Term Loans) shall remain outstanding after the 2012 Incremental Effective Date. Notwithstanding any provision of this Agreement, the provisions of Sections 2.20, 2.19 and 10.5 of the Credit Agreement as in effect immediately prior to the 2012 Incremental Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the 2012 Incremental Effective Date.

SECTION 12. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.2 of the Credit Agreement.

SECTION 13. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO THE PROVISIONS SET FORTH IN SECTION 10.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH HEREIN.

SECTION 14. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 15. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

SECTION 16. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 17. Agents. The Arrangers, the Co-Syndication Agents and the Co-Documentation Agents shall not have any duties or responsibilities under this Agreement or any other Loan Document in their capacity as such.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Assumption Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation

By:	/s/ Lee Shapiro
Name:	Lee Shapiro
Title:	President

ALLSCRIPTS HEALTHCARE, LLC, a North Carolina limited liability company

By:	/s/ Lee Shapiro
Name:	Lee Shapiro
Title:	President and Secretary

[Signature Page to Incremental Assumption Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a 2012 Incremental Term Lender

By:	/s/ Krys Szremski
Name:	Krys Szremski
Title:	Vice President

[Signature Page to Incremental Assumption Agreement]

MIZUHO CORPORATE BANK, LTD., as a 2012 Incremental Term Lender

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

SUNTRUST BANK, as a 2012 Incremental Term Lender

By:	/s/ John Cappellari
Name:	John Cappellari
Title:	Director

[Signature Page to Incremental Assumption Agreement]

BMO HARRIS BANK, N.A., as a 2012 Incremental Term Lender

By:	/s/ Kent P. Hardy
Name:	Kent P. Hardy
Title:	Director

[Signature Page to Incremental Assumption Agreement]

CITIBANK, N.A., as a 2012 Incremental Term Lender

By:	/s/ Mark Floyd
Name:	Mark Floyd
Title:	Managing Director and Vice President

[Signature Page to Incremental Assumption Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a 2012 Incremental Term Lender

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

[Signature Page to Incremental Assumption Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a 2012 Incremental Term Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

[Signature Page to Incremental Assumption Agreement]

FIFTH THIRD BANK, as a 2012 Incremental Term Lender

By:	/s/ Nathaniel E. Sher
Name:	Nathaniel E. Sher
Title:	Vice President

[Signature Page to Incremental Assumption Agreement]

COMPASS BANK, as a 2012 Incremental Term Lender

By:	/s/ John R. Bozalis, Jr.
Name:	John R. Bozalis, Jr.
Title:	Senior Vice President

[Signature Page to Incremental Assumption Agreement]

KEYBANK NATIONAL ASSOCIATION, as a 2012 Incremental Term Lender

By:	/s/ Thomas A. Crandell
Name:	Thomas A. Crandell
Title:	Senior Vice President

[Signature Page to Incremental Assumption Agreement]

WELLS FARGO BANK, N.A., as a 2012 Incremental Term Lender

By:	/s/ Andrea Bernard
Name:	Andrea Bernard
Title:	Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

FIRST HAWAIIAN BANK, as a 2012 Incremental Term Lender

By:	/s/ Dawn Hofmann
Name:	Dawn Hofmann
Title:	Vice President

[Signature Page to Incremental Assumption Agreement]

TD Bank, N.A., as a 2012 Incremental Term Lender

By:	/s/ Todd Antico
Name:	Todd Antico
Title:	Senior Vice President

[Signature Page to Incremental Assumption Agreement]

SCHEDULE 1

2012 Incremental Term Commitments

Name of 2012 Incremental Term Lender	2012 Incremental Term Commitments
JPMorgan Chase Bank, N.A.	$15,000,000.00
Mizuho Corporate Bank, Ltd.	$15,000,000.00
SunTrust Bank	$15,000,000.00
BMO Harris Bank, N.A.	$14,000,000.00
Citibank, N.A.	$14,000,000.00
Deutsche Bank Trust Company Americas	$14,000,000.00
Sumitomo Mitsui Banking Corporation	$14,000,000.00
Fifth Third Bank	$13,500,000.00
Compass Bank	$11,000,000.00
KeyBank National Association	$8,000,000.00
Wells Fargo Bank, N.A.	$8,000,000.00
First Hawaiian Bank	$5,000,000.00
TD Bank, N.A.	$3,500,000.00
Total	$150,000,000.00

EXHIBIT A

ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Incremental Assumption Agreement, dated as of the date hereof (the “Incremental Assumption Agreement”), among ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation (“Allscripts Inc”) and ALLSCRIPTS HEALTHCARE, LLC, a North Carolina limited liability company (“Allscripts LLC”; Allscripts Inc and Allscripts LLC are individually and collectively, the “Borrower”), the 2012 INCREMENTAL TERM LENDERS (as defined therein), and JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase Bank”), as administrative agent, which amends the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 31, 2011 (the “Credit Agreement”), among the Borrowers, the lenders party thereto (the “Lenders”), J.P. MORGAN EUROPE LIMITED, as foreign currency agent, JPMorgan Chase Bank, as administrative agent (the “Administrative Agent”), and the other agents party thereto.

2. The Credit Agreement is being amended pursuant to the Incremental Assumption Agreement as set forth therein (the “Amended Credit Agreement”). Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Incremental Assumption Agreement; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Incremental Assumption Agreement, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and under its guarantees in the Loan Documents.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgement and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgement and Confirmation by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation

By:	/s/ Lee Shapiro
Title:	Lee Shapiro, President

ALLSCRIPTS HEALTHCARE, LLC, a North Carolina limited liability company

By:	/s/ Lee Shapiro
Title:	Lee Shapiro, President and Secretary

ECLIPSYS PRACTICE SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ Lee Shapiro
Title:	Lee Shapiro, President and Secretary

ALLSCRIPTS HEALTHCARE INTERNATIONAL HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Lee Shapiro
Title:	Lee Shapiro, President and Secretary

ALLSCRIPTS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Lee Shapiro
Title:	Lee Shapiro, President

ALLSCRIPTS HOLDINGS 2, LLC,
a Delaware limited liability company

By:	/s/ Lee Shapiro
Title:	Lee Shapiro, President

ALLSCRIPTS HEALTHCARE US, LP, a Delaware limited partnership
By: Allscripts Holdings 2, LLC, a Delaware limited liability company

By:	/s/ Lee Shapiro
Title:	Lee Shapiro, President

ALLSCRIPTS SOFTWARE, LLC, a Delaware limited liability company

By:	/s/ Lee Shapiro
Title:	Lee Shapiro, President